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                                THE UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2004

AMERICAN HOME MORTGAGE SECURITIES LLC (as depositor under a Series 2004-2 Indenture dated as of June 30, 2004, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2004-2)

                     American Home Mortgage Securities LLC
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             (Exact name of registrant as specified in its charter)

          DELAWARE                  333-212273            20-0103914
                                    ----------            ----------
                                   (Commission         (I.R.S. Employer
                                  File Number)        Identification No.)
(State or Other Jurisdiction
of Incorporation)

520 Broadhollow Road                                         11747
Melville, New York                                           -----
------------------                                        (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (516) 396-7700.



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Item 2.     Acquisition or Disposition of Assets.
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            For a description of the Notes and the Mortgage Pool, refer to the
            Indenture.

Item 7.     Financial   Statements,   Pro  Forma  Financial  Information  and
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            Exhibits.

            (a) Not applicable

            (b) Not applicable

            (c) Exhibits:

            25.1 Statement of Eligibility of Wells Fargo Bank, National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.





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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN HOME MORTGAGE SECURITIES  LLC

                                    By:  /s/ Thomas McDonagh
                                       -------------------------------
                                    Name: Thomas McDonagh
                                    Title:

Dated: June 30, 2004


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                                  EXHIBIT INDEX



Exhibit
Number      Description
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25.1        Statement of Eligibility of Wells Fargo Bank, National Association
            on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.